CURRENT EXPECTED CREDIT LOSSES	9 Months Ended
Sep. 30, 2024
Credit Loss [Abstract]
CURRENT EXPECTED CREDIT LOSSES	CURRENT EXPECTED CREDIT LOSSES
The Company estimates its current expected credit losses on both the outstanding balances and unfunded commitments on loans held for investment and requires consideration of a broader range of historical experience adjusted for current conditions and reasonable and supportable forecast information to inform the “CECL Reserve” using a model that considers multiple datapoints and methodologies that may include discounted cash flows (“DCF”) and other inputs, which may include the risk rating of the loan, how recently the loan was originated compared to the measurement date and expected prepayment, if applicable. Calculation of the CECL Reserve requires loan specific data, which may include the fixed charge coverage ratio, loan-to-value ratio, property type and geographic location. Estimating the CECL Reserve also requires significant judgment with respect to various factors, including but not limited to, the expected timing of loan repayments and the Company’s current and future view of the macroeconomic environment. The Company may consider loan-specific qualitative factors on certain loans to estimate its CECL Reserve, which may include (i) whether cash from the borrower’s operations is sufficient to cover the debt service requirements currently and into the future, (ii) the ability of the borrower to refinance the loan and (iii) the liquidation value of collateral. For loans where the Company has deemed the borrower/sponsor to be experiencing financial difficulty, the Company may elect to apply a practical expedient in which the fair value of the underlying collateral is compared to the amortized cost of the loan in determining a specific CECL allowance.
As of September 30, 2024, the Company’s CECL Reserve for its loans held at carrying value is approximately $24.3 thousand, or 0.03%, of the Company’s total loans held at carrying value of approximately $96.4 million, and is bifurcated between the current expected credit loss reserve (contra-asset) related to outstanding balances on loans held at carrying value of zero, and a liability for unfunded commitments of approximately $24.3 thousand. The Company made its first investment in January 2024 and therefore did not have a CECL Reserve as of December 31, 2023. The liability was based on the unfunded portion of the loan commitment over the full contractual period over which the Company is exposed to credit risk through a current obligation to extend credit. Management considered the likelihood that funding will occur and, if funded, the expected credit loss on the funded portion.
Activity related to the CECL Reserve for outstanding balances and unfunded commitments on the Company’s loans held at carrying value as of and for the three and nine months ended September 30, 2024 was as follows:

	Outstanding(1)	Unfunded(2)	Total
Balance at June 30, 2024	$37,421	$34,433	$71,854
(Decrease) increase in provision for current expected credit losses	(37,421)	(10,106)	(47,527)
Write-offs	—	—	—
Recoveries	—	—	—
Balance at September 30, 2024	$—	$24,327	$24,327

	Outstanding(1)	Unfunded(2)	Total
Balance at December 31, 2023	$—	$—	$—
Increase (decrease) in provision for current expected credit losses	—	24,327	24,327
Write-offs	—	—	—
Recoveries	—	—	—
Balance at September 30, 2024	$—	$24,327	$24,327
___________________________
(1)As of September 30, 2024, the CECL Reserve related to outstanding balances on loans held at carrying value is recorded within current expected credit loss reserve in the Company’s balance sheets.
(2)As of September 30, 2024, the CECL Reserve related to unfunded commitments on loans held at carrying value is recorded within current expected credit loss reserve as a liability in the Company’s balance sheets.
The Company continuously evaluates the credit quality of each loan by assessing the risk factors of each loan and assigning a risk rating based on a variety of factors. Risk factors include property type, geographic and local market dynamics, physical condition, projected cash flow, loan structure and exit plan, loan-to-value ratio, fixed charge coverage ratio, project sponsorship, and other factors deemed necessary by the Company. Based on a 5-point scale, the Company’s loans are rated “1” through “5,” from less risk to greater risk, which ratings are defined as follows:

Rating	Definition
1	Very Low Risk — Investment exceeds performance expectations. Trends and risk factors since time of investment are favorable.
2	Low Risk — Investment performing consistent with expectations and a full return of principal and interest expected. Trends and risk factors are neutral to favorable.
3	Medium Risk — Performing investments requiring closer monitoring. Trends and risk factors show some deterioration.
4	High Risk/ Potential for Loss — Investment underperforming with the potential of some interest loss. Trends and risk factors are negative.
5	Impaired/ Loss Likely — Investment underperforming with expected loss of interest, and full recovery of principal is unlikely.
The risk ratings are primarily based on historical data as well as taking into account future economic conditions.
As of September 30, 2024, the carrying value, excluding the CECL Reserve, of the Company’s loans held at carrying value within each risk rating by year of origination is as follows:

Risk Rating:	2024	Total
1	$10,572,368	$10,572,368
2	85,833,378	85,833,378
3	—	—
4	—	—
5	—	—
Total	$96,405,746	$96,405,746